Exhibit 10.1

JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of April 30, 2015 (this “Agreement”), by and among BARCLAYS BANK PLC (“Barclays” or “Incremental Term Loan Lender”), RADNET MANAGEMENT, INC., a California corporation (“Borrower”), RADNET, INC., a Delaware corporation (“Holdings”), CERTAIN SUBSIDIARIES AND AFFILIATES OF THE BORROWER, as Guarantors, and, Barclays as Administrative Agent and Collateral Agent. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

RECITALS:

WHEREAS, reference is hereby made to the Credit and Guaranty Agreement, dated as of October 10, 2012 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement’’; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Borrower, Holdings, the other Guarantors party thereto, the Lenders party thereto from time to time, and Barclays, as Administrative Agent and Collateral Agent; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Borrower may establish additional Incremental Term Loan Commitments by entering into one or more Joinder Agreements with the Incremental Term Loan Lender.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

The Incremental Term Loan Lender hereby commits to provide the Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

The Incremental Term Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement (this “Agreement”); (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent and Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

The Incremental Term Loan Lender hereby agrees to extend Term Loans to the Borrower on the following terms and conditions and in accordance with the terms and provisions of the Credit Agreement:

1.	Incremental Term Loans. The parties hereto hereby acknowledge and agree that the term loans made on the Increased Amount Date (the “Incremental Term Loans”) although funded as a separate Series of Term Loans shall not be treated as a separate Class of Term Loans under the Loan Documents, but shall instead be treated as part of the same Class as the Tranche B Term Loans outstanding under the Credit Agreement. Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all such Incremental Term Loans may be treated as such Tranche B Term Loans for all purposes under the Loan Documents.

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2.	Incremental Term Loan Maturity Date. The Incremental Term Loan Maturity Date for the Incremental Term Loans shall be (i) the sixth anniversary of the Closing Date, and (ii) the date on which all Tranche B Term Loans shall become due and payable in full under the Credit Agreement, whether by acceleration or otherwise. If the Incremental Term Loan Maturity Date falls on a day that is not a Business Day, then the Incremental Term Loan Maturity Date shall be the immediately preceding Business Day.

3.	Applicable Margin.

i.	Base Rate Loans: The Applicable Margin for Incremental Term Loans that are Base Rate Loans shall be, as of any date of determination, 2.25% per annum.

ii.	Eurodollar Rate Loans: The Applicable Margin for Incremental Term Loans that are Eurodollar Rate Loans shall be, as of any date of determination, 3.25% per annum.

4.	Voluntary and Mandatory Prepayments. The principal amount of Incremental Term Loans and the principal amounts of the existing Term Loans shall be repaid in consecutive quarterly installments in an aggregate amount equal to $6,178,404.61 with the next payment on June 30, 2015 and then quarterly thereafter as provided in Section 2.12 of the Credit Agreement, and Section 2.12 of the Credit Agreement is hereby amended to reflect such amounts as the Installments of Term Loans payable on each Installment Date commencing on June 30, 2015, as set forth therein. The unpaid balance of all Term Loans, including the Incremental Term Loans hereunder, shall be due and payable on the Tranche B Term Loan Maturity Date. The scheduled Installments set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans in accordance with Sections 2.12, 2.13, 2.14 and 2.15 of the Credit Agreement.

5.	[Reserved]

6.	Proposed Borrowing. This Agreement represents Borrower’s request to borrow Incremental Term Loans from Incremental Term Loan Lender as follows (the “Proposed Borrowing”):

a.	Business Day of Proposed Borrowing: April 30, 2015

b.	Amount of Proposed Borrowing: $75,000,000

c.	Interest rate option:

☒ a. Base Rate Loan in the amount of $1,973,684.21

☒ b. Eurodollar Rate Loans in the amount of $73,026,315.79 with an initial Interest Period ending October 10, 2015.

7.	Credit Agreement Governs. Except as set forth in this Agreement, the Incremental Term Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

8.	Conditions Precedent. The effectiveness of this Agreement and the commitments of the Incremental Term Loan Lender hereunder are subject to the satisfaction of the following conditions on or prior to April 30, 2015 (the “Effective Date”):

i.	Borrower shall have delivered or cause to be delivered the following legal opinions and documents in form and substance reasonably satisfactory to the Administrative Agent: legal opinion of Sheppard Mullin Richter & Hampton LLP and of Jeff Linden, general counsel to the Borrower, together with all other legal opinions and other documents reasonably requested by Administrative Agent in connection with this Agreement;

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ii.	[Reserved];

iii.	Borrower shall have paid or cause to be paid the reasonable expenses of the Incremental Term Loan Lender arising in connection with the Incremental Term Loans, including the reasonable fees and expenses of its attorneys, plus any sales, use or similar taxes arising in connection with the Incremental Term Loans, and shall have paid all other amounts due to the arrangers of the Incremental Term Loans pursuant to any separate engagement letter with respect thereto; and

iv.	Borrower shall have, on the Effective Date, paid all interest due under Section 2.08 of the Credit Agreement with respect to all Term Loans outstanding under the Credit Agreement as if the Effective Date were the applicable Interest Payment Date.

9.	Representations and Warranties. By its execution of this Agreement, the undersigned officer, to the best of his or her knowledge, and Borrower hereby represents and warrants that:

i.	No event has occurred and is continuing or would result from the consummation of the Proposed Borrowing contemplated hereby that would constitute a Default or an Event of Default;

ii.	Borrower has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof;

iii.	Holdings is in pro forma compliance with the financial tests described in Section 6.07 of the Credit Agreement as of the last day of the most recently ended Fiscal Quarter for which a Compliance Certificate has been delivered to the Administrative Agent pursuant to Section 5.01(c) of the Credit Agreement, after giving effect to the Incremental Term Loans, including any acquisitions consummated with the proceeds of any Incremental Term Loans or dispositions after the beginning of the determination period but prior to or simultaneous with the borrowing of such Incremental Term Loans; and

iv.	The representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided, that to the extent any such representation or warranty is already qualified by materiality or material adverse effect, such representation or warranty shall be true and correct in all respects.

10.	Eligible Assignee. By its execution of this Agreement, the Incremental Term Loan Lender represents and warrants that it is an Eligible Assignee.

11.	Notice. For purposes of the Credit Agreement, the initial notice address of the Incremental Loan Lender shall be as set forth below its signature below.

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12.	Certifications. Delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the Incremental Term Loan Lender may be required to deliver to the Administrative Agent pursuant to subsection 2.20(c) of the Credit Agreement. For purposes of determining withholding taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of this Agreement, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Incremental Term Loans and the Tranche B Term Loans as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

13.	Recordation of the Incremental Loans. Upon execution and delivery hereof, Administrative Agent will record the Incremental Term Loans made by the Incremental Term Loan Lender in the Register.

14.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

15.	Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

16.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

17.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

18.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart thereof.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first listed above.

BARCLAYS BANK PLC

By: /s/ Jeremy Hazan

Name: Jeremy Hazan

Title: Managing Director

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RADNET MANAGEMENT, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RADNET, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

BEVERLY RADIOLOGY MEDICAL GROUP, III

By: Beverly Radiology Medical Group, Inc., its general partner

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

By: Breastlink Medical Group, Inc., its general partner

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

By: ProNet Imaging Medical Group, Inc., its general partner

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: Co-President

ADVANCED IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

AMERICAN RADIOLOGY SERVICES LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

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AMERICAN RADIOLOGY SERVICES OF DELAWARE, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

BEVERLY RADIOLOGY MEDICAL GROUP, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

BREASTLINK MEDICAL GROUP, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

COMMUNITY IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

DELAWARE IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

DIAGNOSTICS IMAGING SERVICES, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: Vice President

FRI, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

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FRI II, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

HEALTHCARE RHODE ISLAND LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

IDE IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

MID ROCKLAND IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

NEW JERSEY IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

PACIFIC IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

PRONET IMAGING MEDICAL GROUP, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: Co-President

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QUESTAR IMAGING, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

QUESTAR VICTORVILLE, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RAVEN HOLDINGS U.S., INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RADIOLOGIX, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RADIOLOGY ALLIANCE DELIVERY SYSTEM, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RADIOLOGY AND NUCLEAR MEDICINE IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RADNET MANAGED IMAGING SERVICES, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

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RADNET MANAGEMENT I, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RADNET MANAGEMENT II, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RADNET SUB, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

ROLLING OAKS IMAGING CORPORATION

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

ROLLING OAKS RADIOLOGY, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RUTHERFORD IMAGING LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

SOCAL MR SITE MANAGEMENT, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

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TREASURE COAST IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

VALLEY IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

HEALTH DIAGNOSTICS OF NEW JERSEY, L.L.C.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

IMAGE MEDICAL CORPORATION

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

ERAD, INC.

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

EAST BERGEN IMAGING, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

PROGRESSIVE X-RAY OF ENGLEWOOD, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

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PROGRESSIVE X-RAY OF KEARNEY, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

PROGRESSIVE MEDICAL IMAGING OF BLOOMFIELD, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

PROGRESSIVE MEDICAL IMAGING OF HACKENSACK, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

PROGRESSIVE MEDICAL IMAGING OF UNION CITY, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

IMAGING ON CALL, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

ADVANCED NA, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

ADVANCED RADIOLOGY, LLC

By: /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

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Consented to by:

BARCLAYS BANK PLC

as Administrative Agent

By: /s/ Jeremy Hazan

Name: Jeremy Hazan

Title: Managing Director

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SCHEDULE A

TO JOINDER AGREEMENT

Name of Lender	Type of Commitment	Amount
BARCLAYS BANK PLC	Incremental Term Loan Commitment	$75,000,000.00

		Total: $75,000,000.00

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